As filed with the Securities and Exchange Commission on November 25, 2013

Registration No. 333-192162

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

To

Form S-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

EXTERRAN PARTNERS, L.P.*
EXLP FINANCE CORP.

(Exact name of registrant as specified in its charter)

Delaware Delaware	4922 4922	22-3955108 46-1189063
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification Number)

16666 Northchase Drive
Houston, Texas 77060
(281) 836-7000
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

Donald C. Wayne
Senior Vice President and
General Counsel
16666 Northchase Drive
Houston, Texas 77060
(281) 836-7000
(Name, address, including zip code, and telephone number,
including area code, of agent for service)

Copies to:

Douglas E. McWilliams
Vinson & Elkins L.L.P.
1001 Fannin Street, Suite 2500
Houston, Texas 77002-6760
(713) 758-2222

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after the effective date of this Registration Statement.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☒	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)	☐
Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)	☐

TABLE OF ADDITIONAL REGISTRANT GUARANTORS

*The following are co-registrants that guarantee the debt securities:

EXLP OPERATING LLC

(Exact name of registrant as specified in its charter)

Delaware	33-1144624
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

EXLP LEASING LLC

(Exact name of registrant as specified in its charter)

Delaware	33-1144627
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

(1) The address for the registrant guarantors is 16666 Northchase Drive, Houston, Texas 77060, and the telephone number for the registrant guarantors is (281) 836-7000. The Primary Industrial Classification Code for the registrant guarantors is 4922.

Each Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 1 to the registration statement on Form S-4 (File No. 333-192162) of Exterran Partners, L.P., EXLP Finance Corp., EXLP Operating LLC and EXLP Leasing LLC is being filed solely to amend Item 21 of Part II thereof and to incorporate by reference exhibits 4.1 and 4.2 thereto. This Amendment No. 1 does not modify any provision of the prospectus contained in Part I or Items 20 or 22 of Part II of the registration statement. Accordingly, this Amendment No. 1 does not include a copy of the prospectus.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20. Indemnification of Directors and Officers.

Exterran Partners, L.P.

Section 17-108 of the Delaware Revised Limited Partnership Act empowers a Delaware limited partnership to indemnify and hold harmless any partner or other person from and against all claims and demands whatsoever. The partnership agreement of Exterran Partners, L.P. (the “Company”) provides that, in most circumstances, we will indemnify the following persons, to the fullest extent permitted by law, from and against all losses, claims, damages or similar events:

•                  our general partner;

•                  any departing general partner;

•                  any person who is or was an affiliate of our general partner or any departing general partner;

•                  any person who is or was a director, officer, member, partner, fiduciary or trustee of any entity set forth in the preceding three bullet points;

•                  any person who is or was serving as director, officer, member, partner, fiduciary or trustee of another person at the request of our general partner or any departing general partner; and

•                  any person designated by our general partner.

Any indemnification under these provisions will only be out of our assets. Unless our general partner otherwise agrees, it will not be personally liable for, or have any obligation to contribute or lend funds or assets to us to enable us to effectuate indemnification. We may purchase insurance against liabilities asserted against and expenses incurred by persons for our activities, regardless of whether we would have the power to indemnify the person against liability under our partnership agreement.

EXLP Finance Corp.

The bylaws of EXLP Finance Corp. provide for indemnification to the fullest extent authorized by the Delaware General Corporation Law. Section 145 of the General Corporation Law of the State of Delaware, among other things, empowers a Delaware corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation or other enterprise, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Similar indemnity is authorized for such persons against expenses (including attorneys’ fees) actually and reasonably incurred by such persons in connection with the defense or settlement of any such threatened, pending, or completed action or suit if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and provided further that (unless a court of competent jurisdiction otherwise provides) such person shall not have been adjudged liable to the corporation. Any such indemnification may be made only as authorized in each specific case upon a determination by the stockholders or disinterested directors or by independent legal counsel in a written opinion that indemnification is proper because the indemnitee has met the applicable standard of conduct.

Section 145 further authorizes a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation or enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would otherwise have the power to indemnify him under Section 145.

EXLP Operating LLC

The limited liability company agreement of EXLP Operating LLC provides that it will indemnify its affiliates, members, partners, officers, directors, employees, agents or trustees of the company or any affiliate of EXLP Operating LLC, any person who is or was serving at the request of EXLP Operating LLC or any affiliate of EXLP Operating LLC as an officer, director, employee, member, partner, agent, fiduciary or trustee of another person and any person the company designates as an indemnitee to the fullest extent permitted by law against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any indemnitee may be involved, or is threatened to be involved, as a party or otherwise, by reason of its status as an indemnitee of the company, unless there has been a final and non-appealable judgment entered by a court of competent jurisdiction determining that, in respect of the matter in question, the indemnitee acted in bad faith or engaged in fraud, willful misconduct or, in the case of a criminal matter, acted with knowledge that the indemnitee’s conduct was criminal. Any indemnification under these provisions will only be out of the assets of the company.

EXLP Leasing LLC

The limited liability company agreement of EXLP Leasing LLC provides that it will indemnify its affiliates, members, partners, officers, directors, employees, agents or trustees of the company or any affiliate of EXLP Leasing LLC, any person who is or was serving at the request of EXLP Leasing LLC or any affiliate of EXLP Leasing LLC as an officer, director, employee, member, partner, agent, fiduciary or trustee of another person and any person the company designates as an indemnitee to the fullest extent permitted by law against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any indemnitee may be involved, or is threatened to be involved, as a party or otherwise, by reason of its status as an indemnitee of the company, unless there has been a final and non-appealable judgment entered by a court of competent jurisdiction determining that, in respect of the matter in question, the indemnitee acted in bad faith or engaged in fraud, willful misconduct or, in the case of a criminal matter, acted with knowledge that the indemnitee’s conduct was criminal. Any indemnification under these provisions will only be out of the assets of the company.

Item 21. Exhibits and Financial Statement Schedules.

(a) The following documents are filed as exhibits to this Registration Statement, including those exhibits incorporated herein by reference to a prior filing of Exterran Partners, L.P. under the Securities Act or the Exchange Act as indicated in parentheses:

Exhibit Number	Description
2.1

Contribution, Conveyance and Assumption Agreement, dated February 22, 2012, by and among Exterran Holdings, Inc., Exterran Energy Corp., Exterran General Holdings LLC, Exterran Energy Solutions, L.P., EES Leasing LLC, EXH GP LP LLC, Exterran GP LLC, EXH MLP LP LLC, Exterran General Partner, L.P., EXLP Operating LLC, EXLP Leasing LLC and Exterran Partners, L.P., incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K filed on February 24, 2012 (SEC File No. 001-33078)

2.2

Contribution, Conveyance and Assumption Agreement, dated March 7, 2013, by and among Exterran Holdings, Inc., Exterran General Holdings LLC, Exterran Energy Solutions, L.P., EES Leasing LLC, EXH GP LP LLC, Exterran GP LLC, EXH MLP LP LLC, Exterran General Partner, L.P., EXLP Operating LLC, EXLP Leasing LLC and Exterran Partners, L.P., incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on March 8, 2013 (SEC File No. 001-33078)

Exhibit Number	Description
3.1

Certificate of Limited Partnership of Universal Compression Partners, L.P. (now Exterran Partners, L.P.), incorporated by reference to Exhibit 3.1 to the Registrant’s Registration Statement on Form S-1 filed June 27, 2006 (SEC File No. 333-135351)

3.2

Certificate of Amendment to Certificate of Limited Partnership of Universal Compression Partners, L.P. (now Exterran Partners, L.P.), dated as of August 20, 2007, incorporated by reference to Exhibit 3.1 to the registrant’s Current Report on Form 8-K filed August 24, 2007 (SEC File No. 001-33078)

3.3

First Amended and Restated Agreement of Limited Partnership of Exterran Partners, L.P., as amended, incorporated by reference to Exhibit 3.3 to the registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 (SEC File No. 001-33078)

4.1

Indenture, dated as of March 27, 2013, by and among Exterran Partners, L.P., EXLP Finance Corp., the Guarantors named therein and Wells Fargo Bank, National Association, incorporated by reference to Exhibit 4.1 to the registrant’s Current Report on Form 8-K filed March 28, 2013 (SEC File No. 001-33078)

4.2

Registration Rights Agreement, dated as of March 27, 2013, by and among Exterran Partners, L.P., EXLP Finance Corp., the Guarantors named therein and Wells Fargo Securities, LLC, as representative of the Initial Purchasers, incorporated by reference to Exhibit 4.2 to the registrant’s Current Report on Form 8-K filed March 28, 2013 (SEC File No. 001-33078)

5.1*	Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered
12.1*	Computation of ratio of earnings to fixed charges
23.1*	Consent of Deloitte & Touche LLP
23.2*	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1)
24.1*	Powers of Attorney (included on the signature pages to this registration statement)
25.1*	Form T-1 Statement of Eligibility of Wells Fargo Bank, N.A.
99.1*

The unaudited pro forma condensed consolidated statement of operations of Exterran Partners, L.P. for the nine months ended September 30, 2013, which gives effect to the March 2013 Contract Operations Acquisition.

*                 Previously filed.

(b) Statement Schedules.

Schedules are omitted because they either are not required or are not applicable or because equivalent information has been included in the financial statements, the notes thereto or elsewhere herein.

Item 22. Undertakings.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrants, we have been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by any registrant of expenses incurred or paid by a director, officer or controlling person of a registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, such registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Each registrant hereby undertakes:

To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to:

(a)            include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(b)            reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement; notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(c)            to include any material information with respect to the plan of distribution not previously disclosed in this registration statement, or any material change to such information in this registration statement.

That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if such registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

That, for the purpose of determining liability of such registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, in a primary offering of securities of such registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(a)            any preliminary prospectus or prospectus of the undersigned registrants relating to the offering required to be filed pursuant to Rule 424;

(b)            any free writing prospectus relating to the offering prepared by or on behalf of such registrant or used or referred to by the undersigned registrants;

(c)            the portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrants or their securities provided by or on behalf of such registrant; and

(d)            any other communication that is an offer in the offering made by such registrant to the purchaser.

That, for purposes of determining any liability under the Securities Act of 1933, each filing of a registrant annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

To deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to, and meeting the requirements of, Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by Article 3 of Regulation S-X is not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

To respond to requests for information that are incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on November 25, 2013.

EXTERRAN PARTNERS, L.P.

By:	Exterran General Partner, L.P.,
its general partner

By:	Exterran GP LLC,
its general partner

By:	/s/ David S. Miller
Name:	David S. Miller
Title:	Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on November 25, 2013.

Name	Title

President, Chief Executive Officer and Chairman of the Board, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P. (Principal Executive Officer)

*
D. Bradley Childers

Senior Vice President, Chief Financial Officer and Director, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P. (Principal Financial Officer)

/s/ David S. Miller
David S. Miller

Vice President and Controller, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P. (Principal Accounting Officer)
*
Kenneth R. Bickett

Senior Vice President and Director, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P.
*
William M. Austin

Senior Vice President and Director, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P.
*
Daniel K. Schlanger

Director, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P.
*
James G. Crump

Name	Title

*	Director, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P.
Edmund P. Segner, III

*	Director, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P.
G. Stephen Finley

*By:	/s/ David S. Miller
David S. Miller Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on November 25, 2013.

EXLP FINANCE CORP.

By:	/s/ David S. Miller
Name:	David S. Miller
Title:	Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on November 25, 2013.

Signature	Title

*	President, Chief Executive Officer
D. Bradley Childers	(Principal Executive Officer)

/s/ David S. Miller	Senior Vice President, Chief Financial Officer and Director
David S. Miller	(Principal Financial Officer)

*	Vice President and Controller and Director
Kenneth R. Bickett	(Principal Accounting Officer)

*By:	/s/ David S. Miller
David S. Miller Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on November 25, 2013.

EXLP OPERATING LLC

By:	Exterran Partners, L.P.,
its sole member

By:	Exterran General Partner, L.P.,
its general partner

By:	Exterran GP LLC,
its general partner

By:	/s/ David S. Miller
Name:	David S. Miller
Title:	Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on November 25, 2013.

Signature	Title

President, Chief Executive Officer and Chairman of the Board, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P., as Sole Member of EXLP Operating LLC (Principal Executive Officer)

*
D. Bradley Childers

Senior Vice President, Chief Financial Officer and Director, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P., as Sole Member of EXLP Operating LLC (Principal Financial Officer)

/s/ David S. Miller
David S. Miller

Vice President and Controller, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P., as Sole Member of EXLP Operating LLC (Principal Accounting Officer)

*
Kenneth R. Bickett

Senior Vice President and Director, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P., as Sole Member of EXLP Operating LLC
*
William M. Austin

Senior Vice President and Director, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P., as Sole Member of EXLP Operating LLC
*
Daniel K. Schlanger

Director, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P., as Sole Member of EXLP Operating LLC
*
James G. Crump

Director, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P., as Sole Member of EXLP Operating LLC
*
Edmund P. Segner, III

Director, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P., as Sole Member of EXLP Operating LLC
*
G. Stephen Finley

*By:	/s/ David S. Miller
David S. Miller Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on November 25, 2013.

EXLP LEASING LLC

By:	EXLP Operating LLC,
its sole member

By:	Exterran Partners, L.P.,
its sole member

By:	Exterran General Partner, L.P.,
its general partner

By:	Exterran GP LLC, its general partner

By:	/s/ David S. Miller
Name:	David S. Miller
Title:	Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on November 25, 2013.

Signature	Title

President, Chief Executive Officer and Chairman of the Board, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P., as Sole Member of EXLP Operating LLC, as Sole Member of EXLP Leasing LLC (Principal Executive Officer)

*
D. Bradley Childers

Senior Vice President, Chief Financial Officer and Director, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P., as Sole Member of EXLP Operating LLC, as Sole Member of EXLP Leasing LLC (Principal Financial Officer)

/s/ David S. Miller
David S. Miller

Vice President and Controller, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P., as Sole Member of EXLP Operating LLC, as Sole Member of EXLP Leasing LLC (Principal Accounting Officer)

*
Kenneth R. Bickett

Signature	Title

Senior Vice President and Director, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P., as Sole Member of EXLP Operating LLC, as Sole Member of EXLP Leasing LLC

*
William M. Austin

Senior Vice President and Director, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P., as Sole Member of EXLP Operating LLC, as Sole Member of EXLP Leasing LLC

*
Daniel K. Schlanger

Director, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P., as Sole Member of EXLP Operating LLC, as Sole Member of EXLP Leasing LLC
*
James G. Crump

Director, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P., as Sole Member of EXLP Operating LLC, as Sole Member of EXLP Leasing LLC
*
Edmund P. Segner, III

Director, Exterran GP LLC, as General Partner of Exterran General Partner, L.P., as General Partner of Exterran Partners, L.P., as Sole Member of EXLP Operating LLC, as Sole Member of EXLP Leasing LLC
*
G. Stephen Finley

*By:	/s/ David S. Miller
David S. Miller Attorney-in-fact

INDEX TO EXHIBITS

Exhibit Number	Description
2.1

Contribution, Conveyance and Assumption Agreement, dated February 22, 2012, by and among Exterran Holdings, Inc., Exterran Energy Corp., Exterran General Holdings LLC, Exterran Energy Solutions, L.P., EES Leasing LLC, EXH GP LP LLC, Exterran GP LLC, EXH MLP LP LLC, Exterran General Partner, L.P., EXLP Operating LLC, EXLP Leasing LLC and Exterran Partners, L.P., incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K filed on February 24, 2012 (SEC File No. 001-33078)

2.2

Contribution, Conveyance and Assumption Agreement, dated March 7, 2013, by and among Exterran Holdings, Inc., Exterran General Holdings LLC, Exterran Energy Solutions, L.P., EES Leasing LLC, EXH GP LP LLC, Exterran GP LLC, EXH MLP LP LLC, Exterran General Partner, L.P., EXLP Operating LLC, EXLP Leasing LLC and Exterran Partners, L.P., incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on March 8, 2013 (SEC File No. 001-33078)

3.1

Certificate of Limited Partnership of Universal Compression Partners, L.P. (now Exterran Partners, L.P.), incorporated by reference to Exhibit 3.1 to the Registrant’s Registration Statement on Form S-1 filed June 27, 2006 (SEC File No. 333-135351)

3.2

Certificate of Amendment to Certificate of Limited Partnership of Universal Compression Partners, L.P. (now Exterran Partners, L.P.), dated as of August 20, 2007, incorporated by reference to Exhibit 3.1 to the registrant’s Current Report on Form 8-K filed August 24, 2007 (SEC File No. 001-33078)

3.3

First Amended and Restated Agreement of Limited Partnership of Exterran Partners, L.P., as amended, incorporated by reference to Exhibit 3.3 to the registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 (SEC File No. 001-33078)

4.1

Indenture, dated as of March 27, 2013, by and among Exterran Partners, L.P., EXLP Finance Corp., the Guarantors named therein and Wells Fargo Bank, National Association, incorporated by reference to Exhibit 4.1 to the registrant’s Current Report on Form 8-K filed March 28, 2013 (SEC File No. 001-33078)

4.2

Registration Rights Agreement, dated as of March 27, 2013, by and among Exterran Partners, L.P., EXLP Finance Corp., the Guarantors named therein and Wells Fargo Securities, LLC, as representative of the Initial Purchasers, incorporated by reference to Exhibit 4.2 to the registrant’s Current Report on Form 8-K filed March 28, 2013 (SEC File No. 001-33078)

5.1*	Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered
12.1*	Computation of ratio of earnings to fixed charges
23.1*	Consent of Deloitte & Touche LLP
23.2*	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1)
24.1*	Powers of Attorney (included on the signature pages to this registration statement)
25.1*	Form T-1 Statement of Eligibility of Wells Fargo Bank, N.A.
99.1*

The unaudited pro forma condensed consolidated statement of operations of Exterran Partners, L.P. for the nine months ended September 30, 2013, which gives effect to the March 2013 Contract Operations Acquisition.

*                 Previously filed.

(b) Statement Schedules.

Schedules are omitted because they either are not required or are not applicable or because equivalent information has been included in the financial statements, the notes thereto or elsewhere herein.